Loss per share	12 Months Ended
Mar. 31, 2024
Earnings per share [abstract]
Loss per share	Loss per share
The Company has stock options and share awards as potentially-dilutive shares. Diluted net loss per share excludes all potentially-dilutive shares if their effect is anti-dilutive. As a result of net losses incurred, all potentially-dilutive shares have been excluded from the calculation of diluted net loss per share because including them would be anti-dilutive; therefore, basic and diluted number of shares is the same for the fiscal years ended March 31, 2024 and 2023. All outstanding potentially dilutive shares could potentially dilute loss per share in the future.

	2024	2023

Issued Common Shares	153,547,616	151,170,305
Weighted average number of Common Shares (basic and diluted)	153,765,412	150,404,130

Net loss per share – basic and diluted	($1.07)	($7.11)
The weighted average number of potentially dilutive shares that are not included in the diluted net loss per share calculations because they would be anti-dilutive was 16,788,252 stock options and share awards for the fiscal year ended March 31, 2024 (2023 - 16,270,724). This weighted average number includes all of the Company's issued and outstanding potentially dilutive shares notwithstanding exercise prices, as applicable.